SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURREN REPORT PURSUANT TO
                  SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934
         Date of Report (Date of earliest event reported): March 4, 2003

                            COMMUNITY WEST BANCSHARES
             (Exact name of registrant as specified in its charter)

           California                                         77-0446957
   (State or other jurisdiction                            (I.R.S. Employer
 of incorporation or organization)                        Identification No.)

                        Commission File Number: 000-23575

      445  Pine  Avenue,  Goleta,  California                    93117
     (Address  of  principal  executive  offices)             (Zip  code)

                                :  (805) 692-5821
              (Registrant's telephone number, including area code)


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ITEM  5.  OTHER  EVENTS

Reference  is  hereby  made to the Registrant's press release attached hereto as
Exhibit 99-1 which meets the requirements for filing under Item 5 and is incorporated herein by reference.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

Exhibit  :

99.1 Press release dated March 4, 2003, entitled "Community West Bancshares Announces Management Change."




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                                   SIGNATURES


     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 5, 2003                         COMMUNITY  WEST  BANCSHARES

                                             By:
                                                -------------------

                                                Charles G. Baltuskonis
                                                Chief Financial Officer


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